Exhibit 99.2

PROTAGENIC THERAPEUTICS, INC.

PRO FORMA COMBINED BALANCE SHEETS

March 31, 2025

	PHYTANIX BIO, INC. AND SUBSIDIARIES	PROTAGENIC THERAPEUTICS, INC. AND SUBSIDIARY	Adjustments	Pro Forma Combined
	March 31, 2025	March 31, 2025		March 31, 2025

ASSETS
Current assets:
Cash in bank	14,531	872,960	314,924	1,202,415
Prepaid expenses and other current assets	-	55,216		55,216
VAT receivable	73,524	-		73,524
Inventories	1,038	-		1,038

Total current assets	89,093	928,176	314,924	1,332,193

Intangible assets			1,650,000	1,650,000
Equipment - net	-	60,474		60,474

Total Assets	89,093	988,650	1,964,924	3,042,667

LIABILITIES AND STOCKHOLDERS’ DEFICIT LIABILITIES:
Current liabilities:
Notes payable, net	1,669,921	-	2,641,507	4,311,428
Accounts payable	961,117	595,109		1,556,226
Accrued liabilities	249,063	481,870		730,933
Derivative liabilities	1,382,750	-	554,792	1,937,542
Loans payable, related parties	779,201	-		779,201

Total current liabilities	5,042,052	1,076,979	3,196,299	9,315,330

Total liabilities	5,042,052	1,076,979	3,196,299	9,315,330

Commitments and Contingencies

STOCKHOLDERS’ DEFICIT:
Preferred stock	-	-	1	1
Common stock	-	54	27	81
Additional paid in capital	455,657	37,784,699	(35,908,186)	2,332,170
Accumulated deficit	(5,397,606)	(37,743,221)	34,546,922	(8,593,905)
Accumulated other comprehensive income (loss)	(11,010)	(129,861)	129,861	(11,010)
Total stockholders’ deficit	(4,952,959)	(88,329)	(1,231,375)	(6,272,663)

Total liabilities and stockholders’ deficit	89,093	988,650	1,964,924	3,042,667

PROTAGENIC THERAPEUTICS, INC.

PRO FORMA COMBINED STATEMENTS OF OPERATIONS

March 31, 2025

	PHYTANIX BIO, INC. AND SUBSIDIARIES	PROTAGENIC THERAPEUTICS, INC. AND SUBSIDIARY	Adjustments	Pro Forma Combined
	Year Ended	Year Ended		Year Ended
	March 31, 2025	March 31, 2025		March 31, 2025

REVENUES	-	-	-	-

OPERATING EXPENSES:
Accounting and audit fees	132,600	257,624		390,224
Research and Development	376,740	2,651,276		3,028,016
Legal Fees	183,097	292,918		476,015
Consulting Fees	667,584	786,843		1,454,427
Salaries and wages	132,775	1,325,447		1,458,222
Bad debt	1,023,235	-		1,023,235
General and administrative - other	77,530	16,216		93,746
TOTAL OPERATING EXPENSES	2,593,561	5,330,324	-	7,923,885

LOSS FROM OPERATIONS	(2,593,561)	(5,330,324)	-	(7,923,885)

OTHER INCOME (EXPENSES):
Interest expenses/amortization of discount	(1,039,353)	37,701		(1,001,652)
Foreign currency exchange differences	41,056	-		41,056
Realized gain on marketable securities	-	51,533		51,533
TOTAL OTHER INCOME (EXPENSE)	(998,297)	89,234	-	(909,063)

LOSS BEFORE INCOME TAXES	(3,591,858)	(5,241,090)	-	(8,832,948)

PROVISION FOR INCOME TAXES	-	-	-	-

NET LOSS	(3,591,858)	(5,241,090)	-	(8,832,948)

NET LOSS PER SHARE:
Basic and diluted	(0.67)	(10.02)		(16.88)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
Basic and diluted	5,372,474	523,185		523,185

COMPREHENSIVE LOSS:
Net loss	(3,591,858)	(5,241,090)	-	(8,832,948)

Other comprehensive loss:				-
Net unrealized gain (loss) on marketable securities	-	-		-
Unrealized foreign currency translation (loss) gain	(27,451)	(43,059)		(70,510)
Comprehensive loss	(3,619,309)	(5,284,149)	-	(8,903,458)

PROTAGENIC THERAPEUTICS, INC.

PRO FORMA COMBINED STATEMENTS OF OPERATIONS

March 31, 2024

	PHYTANIX BIO, INC. AND SUBSIDIARIES	PROTAGENIC THERAPEUTICS, INC. AND SUBSIDIARY	Adjustments	Pro Forma Combined
	Year Ended	Year Ended		Year Ended
	March 31, 2024	March 31, 2024		March 31, 2024

REVENUES	-	-	-	-

OPERATING EXPENSES:
Accounting and audit fees	75,425	155,246		230,671
Research and Development	28,770	3,787,689		3,816,459
Legal Fees	-	74,387		74,387
Consulting Fees	105,886	494,878		600,764
Salaries and wages	124,924	961,522		1,086,446
Transaction Costs	-	-	1,117,775	1,117,775
General and administrative - other	68,787	52,314		121,101
TOTAL OPERATING EXPENSES	403,792	5,526,036	1,117,775	7,047,603

LOSS FROM OPERATIONS	(403,792)	(5,526,036)	(1,117,775)	(7,047,603)

OTHER INCOME (EXPENSES):
Interest expenses/amortization of discount		221,450	-199,606	21,844
Foreign currency exchange differences		(76,420)		(76,420)
Derivative expense			(1,667,525)	(1,667,525)
Change in fair value of derivative liabilities			(211,393)	(211,393)
Realized gain on marketable securities		(625,687)		(625,687)
TOTAL OTHER INCOME (EXPENSE)	-	(480,657)	(2,078,524)	(2,559,181)

LOSS BEFORE INCOME TAXES	(403,792)	(6,006,693)	(3,196,299)	(9,606,784)

PROVISION FOR INCOME TAXES	-	-	-	-

NET LOSS	(403,792)	(6,006,693)	(3,196,299)	(9,606,784)

NET LOSS PER SHARE:
Basic and diluted	(0.08)	(18.96)		(30.32)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
Basic and diluted	5,000,000	316,804		316,804

COMPREHENSIVE LOSS:
Net loss	(403,792)	(6,006,693)	(3,196,299)	(9,606,784)

Other comprehensive loss:				-
Net unrealized gain (loss) on marketable securities	-	532,556		532,556
Unrealized foreign currency translation (loss) gain	(27,791)	(85,126)		(112,917)
Comprehensive loss	(431,583)	(5,559,263)	(3,196,299)	(9,187,145)

UNAUDITED PRO FORMA FINANCIAL STATEMENTS OF PROTAGENIC THERAPEUTICS, INC.

References to “Protagenic”, the “Company”, “we”, “us” and “our” mean Protagenic Therapeutics, Inc. and its consolidated subsidiaries, unless the context otherwise requires.

Pro Forma Financial Statements

As reported on our Current Report on Form 8-K filed with the Securities and Exchange Commission, May 19, 2025, On May 15, 2025, Protagenic Therapeutics, Inc., a Delaware corporation (the “Company”), entered into the Share Exchange Agreement (the “Exchange Agreement”) with Alterola Biotech Inc., a Nevada corporation (“Alterola”), EMC2 Capital LLC, a Wyoming limited liability corporation (“EMC2”), the preferred stockholders of Phytanix set forth on Schedule A thereto (the “Preferred Stockholders”) and Colin Stott, as “Seller’s Representative (as defined therein), pursuant to which the Company acquired 100% of the issued and outstanding common shares of Phytanix Bio, a Nevada corporation (“Phytanix”) (such transaction, the “Combination”). Prior to the Combination, Alterola and EMC2 collectively owned 100% of the issued and outstanding shares of the common shares of Phytanix (the “Shares”), and the Preferred Stockholders collectively owned 100% of the issued and outstanding shares of Series A convertible preferred shares of Phytanix (the “Preferred Shares”).

Under the terms of the Exchange Agreement, upon the consummation of the Combination (the “Closing”), in exchange for all of the outstanding Shares of Phytanix at the Effective Time, the Company will issue to Alterola and EMC2, as shareholders of Phytanix, in each case in accordance with their Pro Rata Portion (as defined in the Exchange Agreement), an aggregate of (A) 117,690 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), which shares shall represent a number of shares equal to no more than 19.99% of the outstanding shares of Common Stock as of immediately before the Effective Time, (B) 5,705 shares of the Company’s Series C Convertible Preferred Stock, par value $0.000001 per share (the “Series C Preferred Stock”), and (C) 950,000 shares of the Company’s Series C-1 Convertible Preferred Stock, par value $0.000001 per share (the “Series C-1 Preferred Stock”, and together with the Series C Preferred Stock, the “Preferred Stock Payment Shares”) (as described below). In addition, upon the Closing, in exchange for all of the outstanding Preferred Shares of Phytanix at the Effective Time, the Company will issue to the Preferred Stockholders, in accordance with their Preferred Pro Rata Portion (as defined in the Exchange Agreement), (A) an aggregate of 20,000 shares (the “Series D Payment Shares” of Series D Preferred Stock, par value $0.000001 per share of the Company (the “Series D Preferred Stock”) (as described below), and (b) common stock purchase warrants to purchase up to 715,493 shares of common stock. The issuance of the shares of Common Stock, Preferred Stock Payment Shares and Series D Payment Shares occurred on May 16, 2025. Each share of Preferred Stock Payment Shares is convertible into one of Common Stock, subject to certain conditions described in the Exchange Agreement. Each share of Series D Payment Shares is convertible into one of Common Stock, subject to certain conditions described in the Exchange Agreement. The Combination is intended to be treated as a taxable exchange for U.S. federal income tax purposes.

The following unaudited pro forma combined financial statements, which are referred to as the unaudited pro forma financial statements, have been prepared to assist in the analysis of financial effects of the Merger Transaction. The unaudited pro forma combined statements of operations, which are referred to as the unaudited pro forma statements of operations, for the year ended March 31, 2025 and year ended March 31, 2024, combine the historical consolidated statements of operations of Protagenic and Phytanix, giving effect to the Merger Transaction, as if they had been completed on April 1, 2023, the beginning of the earliest period presented. The unaudited pro forma combined statements of operations for the year ended March 31, 2025 were derived from the unaudited condensed consolidated financial statements of Protagenic for the year ended March 31, 2025, and the unaudited financial statements of Phytanix for the year ended March 31, 2025. The unaudited pro forma combined balance sheet, which is known as the unaudited pro forma balance sheet, combines the historical balance sheets of Protagenic and Phytanix as of March 31, 2025, giving effect to the Merger Transaction, as if they had been completed on March 31, 2025.

Effective May 15, 2025, Protagenic and Phytanix completed the Merger. In accordance with the guidance under Accounting Standards Codification Topic 805: Business Combinations, the Merger transactions are accounted for as an asset acquisition and reverse merger. The assets and liabilities of transferred between entities under common control were recorded at a historical cost basis.

Assumptions and estimates underlying the adjustments to the unaudited pro forma financial statements, which are referred to as the pro forma adjustments, are described in the accompanying notes. The historical consolidated financial statements have been adjusted in the unaudited pro forma financial statements to give effect to pro forma events that are (1) directly attributable to the Merger Transaction; (2) factually supportable; and (3) with respect to the unaudited pro forma statements of operations, expected to have a continuing impact on the combined results of Protagenic and Phytanix following the Merger Transaction. The unaudited pro forma financial statements have been presented for illustrative purposes only and are not necessarily indicative of the operating results and financial position that would have been achieved had the Merger Transaction occurred on the dates indicated. Further, the unaudited pro forma financial statements do not purport to project the future operating results or financial position of the combined company following the Merger Transaction. The unaudited pro forma financial statements include assets and liabilities of Protagenic adjusted for Protagenic’s historical cost basis. The final purchase price allocation may be materially different than that reflected in the pro forma purchase price allocation presented herein.

The unaudited pro forma financial statements, although helpful in illustrating the financial characteristics of the combined company under one set of assumptions, do not reflect the benefits of expected cost savings (or associated costs to achieve such savings), opportunities to earn additional revenue, or other factors that may result as a consequence of the Merger Transaction and, accordingly, do not attempt to predict or suggest future results. Further, the unaudited pro forma financial statements do not reflect (i) any other acquisition subsequent to the balance sheet date presented or (ii) the effect of any regulatory actions that may impact the results of the combined partnership following the Merger Transaction.

The unaudited pro forma financial statements have been developed from and should be read in conjunction with:

●	the accompanying notes to the unaudited pro forma financial statements;

●	the historical audited consolidated financial statements of Phytanix for the year ended March 31, 2025

●	the historical audited consolidated financial statements of Protagenic for the year ended December 31, 2025

●	the historical unaudited condensed financial statements of Protagenic as of and for the three months ended March 31, 2025

●	The pro forma financial statements include the impact of the merger as if they occurred at the inception of each relevant period reported.

PROTAGENIC THERAPEUTICS, INC.

NOTES TO PROFORMA FINANCIAL STATEMENTS

(Unaudited)

1. BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma balance sheet has been derived from the historical financial statements of Protagenic Therapeutics, Inc. (the “Company”) after giving effect to the acquisition with Phytanix Bio, Inc. and its wholly-owned subsidiaries which closed on May 15, 2025.

Historical financial information has been adjusted in the pro forma balance sheet and statements of operations to give effect to pro forma events that are: (1) directly attributable to the Acquisition; (2) factually supportable; and (3) expected to have a continuing impact on the Company’s balance sheet and results of operations.

The accompanying unaudited pro forma combined balance sheet has been presented as of March 31, 2025. The unaudited pro forma combined statements of operations for the years ended March 31, 2025, and March 31, 2024. have been presented as if the acquisition had occurred as if the Merger Transaction took place at the beginning of the periods presented.

The unaudited pro forma consolidated statements do not necessarily represent the actual results that would have been achieved had the companies been combined at the beginning of the year, nor may they be indicative of future operations. These unaudited pro forma financial statements should be read in conjunction with the companies’ respective historical financial statements and notes included thereto.

2. PRO FORMA ADJUSTMENTS

The adjustments included in the pro forma balance sheet are as follows:

(1) Issuance of shares to Phytanix shareholders for the merger and other effects of the merger.

(2) To record the sale of Common Stock for $51,215 that occurred prior to the merger.

(3) To record the exercise of warrants for $263,721 that occurred prior to the merger.